Exhibit 99.1

AMENDMENT NO. 5 AND WAIVER TO CREDIT AGREEMENT

AMENDMENT NO. 5 AND WAIVER dated as of May 14, 2004 (this “Amendment”) to the Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (as heretofore amended, the “Credit Agreement”) among FOSTER WHEELER LLC (the “Company”), the Borrowing Subsidiaries (as defined therein), the GUARANTORS party thereto, the LENDERS party thereto (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”), and BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager.

W I T N E S S E T H :

WHEREAS, the Company has requested that the Lenders agree to waive certain provisions of the Credit Agreement to permit the consummation of the Exchange Transactions (as defined herein), and the undersigned Lenders have so agreed, all on the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2.  Waivers Under Credit Agreement; Authorization of Intercreditor Agreement.  The Lenders hereby (a) waive compliance with Sections 6.02, 6.03 and 6.11 of the Credit Agreement to the extent, and only to the extent, required to permit the consummation of the Exchange Transactions and (b) authorize the Administrative Agent and the Collateral Agent, in each case in such capacity under the Credit Agreement and other Loan Documents, to execute and deliver the Intercreditor Agreement (as defined below).

SECTION 3.  Amendments to Credit Agreement.  (a) Section 1.01 of the Credit Agreement is amended by:

(i)                                     Inserting the following definitions in the proper alphabetical order:

“Amendment No. 5” shall mean Amendment No. 5 and Waiver to this Agreement dated as of May 14, 2004.

“Amendment No. 5 Effective Date” shall mean the effective date of Amendment No. 5.

“Intercreditor Agreement” shall mean an Intercreditor Agreement among the Administrative Agent, the Collateral Agent and the trustee for the holders of the New Secured Notes, substantially in the form of Exhibit K hereto.

“New Secured Notes” shall mean up to $150,000,000 of rollover senior secured notes (“Rollover Notes”) and $120,000,000 of upsized senior secured notes, in each case to be issued by the Company and containing the principal terms set forth in the Registration Statement and such other terms not materially prejudicial to the interests of the Lenders as may be satisfactory in form and substance to the Administrative Agent.

“Registration Statement” shall mean the Company’s Registration Statement on Form S-4 and Form S-3 as filed with the Securities and Exchange Commission on May 4, 2004.

“Series B Preferred Stock” shall mean the Series B Voting Convertible Preferred Shares (liquidation preference $0.01 per share) to be issued by the Parent and containing the principal terms set forth in the Registration Statement.

(ii)                                  Amending the definition of “Equity Issuance” by (A) replacing the word “and” at the end of clause (iii) thereof with a comma and (B) inserting the following as a new clause (v) at the end thereof:

and (v) any issuance of common stock of the Parent or Series B Preferred Stock issued in connection with the Exchange Transactions to the extent the proceeds thereof are applied to purchase Trust Preferred, Convertible Subordinated Notes, Robbins Obligations and/or Senior Notes.

(iii)                               Amending the definition of “Exchange Closing Date” to read in its entirety as follows:

“Exchange Closing Date” shall mean the date of consummation of the Exchange Transactions.

(iv)                              Amending the definition of “Exchange Transactions” to read in its entirety as follows:

“Exchange Transactions” shall mean (a) the exchange offer by the Parent and the exchange by certain holders of Senior Notes, Convertible Subordinated Notes, Trust Preferred and Robbins Obligations of such securities (i) for common stock of the Parent and Series B Preferred Stock, (ii) in the case of the Senior

Notes, for Rollover Notes and (iii) in the case of the Trust Preferred, for cash from the issuance of common stock of the Parent and Series B Preferred Stock to certain holders of Senior Notes and (b) the issuance of New Secured Notes in connection therewith; provided that the Exchange Transactions shall be consummated pursuant to documentation (including without limitation the subordination, interest payment and other terms of the New Secured Notes or any other securities, other than common stock or common stock equivalents of the Parent issued in such Exchange Transactions) satisfactory in form and substance to the Administrative Agent.

(v)                                 Amending the definition of “Loan Documents” by inserting “the Intercreditor Agreement,” after “the Collateral Documents,”.

(vi)                              Amending the definition of “Permitted Liens” by (A) replacing the word “and” at the end of clause (h) thereof with a semicolon (B) replacing the period at the end of clause (i) thereof with “; and” and (C) inserting the following as a new clause (j) at the end thereof:

(j) Liens on the Common Collateral (as defined in the Intercreditor Agreement) granted pursuant to the New Indenture Documents (as defined in the Intercreditor Agreement) so long as such Liens are subordinated to the Obligations and Secured Obligations pursuant to and otherwise subject to the Intercreditor Agreement.

(vii)                           Amending the definition of “Restricted Payment” by deleting the words “or New Preferred Stock” from clause (ii) thereof.

(viii)                        Deleting the definitions of “FWEEC Preferred Stock”, “FWH Preferred Stock” and “New Preferred Stock”.

(b)                                 Section 2.09(b) of the Credit Agreement is amended by inserting the following as a new paragraph (iv) thereto:

(iv)                              In consideration for the amendments and waivers contained in Amendment No. 5, the Company shall be obligated to pay to each Lender the fees set forth on Schedule 2.09 hereto on the terms and conditions specified therein.

(c)                                  The following is added as a new Section 3.23 of the Credit Agreement:

Section 3.23.  Senior Debt.  The Obligations and the Secured Obligations (as defined in the Security Agreement) (a) constitute “Lender Obligations” (as defined in the Intercreditor Agreement), and (b) the Liens granted pursuant to the Collateral Documents constitute perfected Liens on the Collateral with the priority contemplated by the Collateral Documents and the Intercreditor Agreement and are senior to the Liens securing the New Secured Notes.

(d)                                 Section 5.15(a)(i) of the Credit Agreement is amended and restated in its entirety to read as follows:

Section 5.15.  Further Assurances.  (a)(i) If (A) after the Effective Date (x) any Wholly-Owned Domestic Subsidiary (other than a Special Purpose Subsidiary or an Immaterial Subsidiary) is formed or acquired or (y) any Subsidiary (other than a Special Purpose Subsidiary or an Immaterial Subsidiary) becomes a Wholly-Owned Domestic Subsidiary, or (B) after the Amendment No. 3 Effective Date (x) any Foreign Subsidiary (other than an Exempt Foreign Subsidiary) is formed or acquired or (y) any Exempt Foreign Subsidiary becomes a Foreign Subsidiary that is not an Exempt Foreign Subsidiary, the Company will within 15 Business Days thereafter notify the Administrative Agent thereof and, as promptly as practicable thereafter, cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned directly by any Credit Party.  In addition, if after the Amendment No. 5 Effective Date, any Subsidiary guarantees or provides collateral or other credit support for the New Secured Notes, such guarantee, collateral or other credit support shall be deemed to support the Obligations (as provided with respect to any collateral in Section 2.04 of the Intercreditor Agreement), and the Company will, immediately and in no event later than 15 Business Days thereafter cause such Subsidiary to execute and deliver any documentation, or take any other action, necessary or requested by the Collateral Agent to evidence such arrangement (including to grant, perfect, record or establish the priority of any Lien).

(e)                                  Section 6.03 of the Credit Agreement is amended by inserting “and the New Secured Notes” at the end of clause (i) thereof.

(f)                                    Section 6.09 of the Credit Agreement is amended by replacing “New Preferred Stock” in the first sentence thereof with “New Secured Notes”.

(g)                                 Section 6.10(a) of the Credit Agreement is amended by (i) replacing the word “and” at the end of clause (iii) thereof with a comma and (ii) inserting “and (v) the Indenture between the Company and Wells Fargo Bank, National Association, as Trustee, as in effect on the Amendment No. 5 Effective

Date, filed as an exhibit to the Registration Statement (which shall be in substantially the form of the draft of May     , 2004 heretofore furnished to the Lenders) (the “New Secured Notes Indenture”)” at the end of clause (iv) thereof.  Section 6.10(b) is amended by (i) deleting the word “and” at the end of clause (v), (ii) redesignating clause (vi) as (vii) and (iii) adding the following new clause (vi):

“(vi)                        restrictions contained in the New Secured Notes Indenture and any amendments, modifications, renewals or supplements thereof so long as any such restrictions are no more restrictive in any material respect than those in the New Secured Notes Indenture; and.”

(h)                                 Section 6.11 of the Credit Agreement is amended by:

(i)                                     Deleting the proviso at the end of clause (ii) thereof;

(ii)                                  In clause (iv) thereof, (A) replacing the word “and” at the end of clause (A) with a comma and (B) inserting “and (C) for any Trust Preferred that the Company elects to purchase in the Exchange Transactions, provided that such cash constitutes proceeds from the sale of common stock of the Parent” at the end thereof; and

(iii)                               Replacing clause (vii) thereof with the following: “(vii) any Series B Preferred Stock may be exchanged for common stock of the Parent”.

(i)                                     Section 6.14 of the Credit Agreement is amended by replacing “New Preferred Stock” in clause (b) thereof with “New Senior Secured Notes”.

(j)                                     Sections 6.17 and 6.18 of the Credit Agreement are hereby deleted and replaced with “[Intentionally Omitted]”.

(k)                                  Section 7.01(p) is added to the Credit Agreement as follows:

(p)                                 The aggregate amount of cash dividends, cash interest or other cash amounts paid on or in respect of the Series B Preferred Stock, the New Secured Notes, the Senior Notes, the Convertible Subordinated Notes, the Robbins Obligations and the Trust Preferred (including without limitation any liquidated damages paid under any agreement with holders of any of the foregoing) in any twelve-month period shall exceed the aggregate amount of cash interest paid on the Senior Notes, the Convertible Subordinated Notes, the Robbins Obligations and the Trust Preferred during the twelve-month period ending on the Amendment No. 5 Effective Date.

(l)                                     Section 7.01(f) of the Credit Agreement is amended by:

(i)                                     Deleting (A) “(x)” before the word “Indebtedness”, (B) “or (y) any New Preferred Stock” after the defined term “Debt Instrument” and (C) “or such New Preferred Stock” after each of “covered thereby” and “such Indebtedness”, in each case in clause (i) thereof;

(ii)                                  Deleting (A) “or any New Preferred Stock” after “Debt Instrument” and (B) “or such New Preferred Stock” after each of “covered thereby” and “such Indebtedness”, in each case in clause (ii) thereof; and

(iii)                               Deleting “or any New Preferred Stock” after “Exit Funding Agreement” in clause (iii) thereof.

(m)                               Section 7.01(i) of the Credit Agreement is amended by inserting “or the Intercreditor Agreement” after “Guarantee of the Obligations”.

(n)                                 Section 7.01(k) of the Credit Agreement is amended by inserting “or (iii) “Lender Obligations” as defined in the Intercreditor Agreement” at the end thereof.

(o)                                 Section 7.01(o) of the Credit Agreement is amended by inserting (i) “(A)” before “a valid and perfected Lien” and (ii) “and (B) a “Lender Obligation” subject to the Intercreditor Agreement” before “except”.

(p)                                 The following new Section 10.19 is added to the Credit Agreement:

SECTION 10.19.  Intercreditor Agreement.  The Lenders agree for the benefit of the Trustee (as defined in the Intercreditor Agreement) to be bound by the provisions of the Intercreditor Agreement that purport to be binding on them.

(q)                                 Exhibit K hereto is added as Exhibit K to the Credit Agreement.

(r)                                    Schedules 6.17(a) and 6.17(b) to the Credit Agreement are deleted.

SECTION 4.  Payment of Amendment Fee.  The Company agrees to pay on the date on which the condition set forth in subsection 9(a) is satisfied (the “Amendment No. 5 Signing Date”), for the account of each Lender that has evidenced its agreement hereto as provided in such subsection by 12:00 p.m. (New York City time) on the later of (i) May 14, 2004 and (ii) the date on which the Administrative Agent issued a notice to the Lenders stating that the condition set forth in subsection 9(a) was satisfied (each such Lender, a “Consenting Lender”), an amendment fee in an amount equal to the lesser of (A) 0.10% of such Consenting Lender’s Credit Exposure on the Amendment No. 5 Signing Date and (B) $10,000.

SECTION 5.  Reduction Of Letter Of Credit Commitments.  On the Amendment No. 5 Signing Date, (a) the Letter of Credit Commitments shall automatically be permanently reduced to $125,000,000, such reduction to be made ratably among the Letter of Credit Lenders in accordance with their respective Letter of Credit Commitments and (b) the Borrowers shall, in accordance with Section 2.10(c) of the Credit Agreement, pay to the Administrative Agent, for the account of the Letter of Credit Lenders, Commitment Fees on the amounts of the reduction in the Letter of Credit Commitments accrued through the Amendment No. 5 Signing Date.  The undersigned, constituting Required Letter of Credit Lenders, hereby waive the notice requirement contained in Section 2.10(b) with respect to such reduction.

SECTION 6.  Representations of the Company.  The Company represents and warrants that (a) the representations and warranties set forth in the Loan Documents will be true and correct in all material respects on and as of the Amendment No. 5 Signing Date and the Amendment No. 5 Effective Date (except, in each case, with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date) and (b) no Event of Default or Potential Default will have occurred and be continuing on any such date.

SECTION 7.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8.  Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 9.  Effectiveness.  This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the “Amendment No. 5 Effective Date”):

(a)                                  the Administrative Agent shall have received from each of the Company, each Borrowing Subsidiary, each other Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(b)                                 the Administrative Agent (i) shall have received executed copies of the definitive documentation for the Exchange Transactions (including without limitation the terms of any New Secured Notes and Series B Preferred Stock to be issued in the Exchange Transactions) and (ii) shall be satisfied that the Exchange Transactions (including without limitation the terms of any New Secured Notes and Series B Preferred Stock to be issued in the Exchange Transaction) shall have been consummated on the principal terms set forth in the Registration Statement, and, in the case of New Secured Notes, such other terms not materially prejudicial to the interests of the Lenders as may be satisfactory in form and substance to the Administrative Agent;

(c)                                  the Collateral and Guarantee Requirement shall have been satisfied with respect to any Credit Party in existence on the Exchange Closing Date;

(d)                                 the Administrative Agent and the Collateral Agent shall have received legal opinions, each dated the Amendment No. 5 Effective Date and in form and substance satisfactory to them, of (i) King & Spalding LLP, special New York counsel to the Credit Parties, (ii) Steven I. Weinstein, Deputy General Counsel of the Company, and (iii) Conyers, Dill & Pearman, special Bermuda counsel to the Credit Parties;

(e)                                  after giving effect to the Exchange Transactions, (i) the representations and warranties set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true and correct in all material respects as of such earlier date) and (ii) no Potential Default or Event of Default will have occurred and be continuing on such date;

(f)                                    the Administrative Agent shall have received an organizational chart, in form, substance and detail satisfactory to the Administrative Agent, showing the corporate structure of the Parent and all of its Subsidiaries as of the Amendment No. 5 Effective Date after giving effect to the Exchange Transactions; and

(g)                                 the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company (or provision for payment) of all fees and expenses owed by it pursuant to the Credit Agreement (including without limitation the fees and expenses of Davis Polk &Wardwell and Ernst &Young Corporate Finance LLC) for which invoices have theretofore been rendered.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ATTEST:		FOSTER WHEELER LLC
		By:	Foster Wheeler Holdings Ltd. (formerly known as Foreign Holdings Ltd.), its sole member

By:	/s/ Steven I. Weinstein	By:	/s/ Thierry Desmaris
	Name: Steven I. Weinstein		Name: Thierry Desmaris
	Title: Manager, Vice President & Deputy General Counsel		Title: Treasurer

FOSTER WHEELER USA CORPORATION

		By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER NORTH AMERICA CORP.

		By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER ENERGY CORPORATION

		By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER LTD.

By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER HOLDINGS LTD. (formerly known as Foreign Holdings Ltd.)

By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER INC.

By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Treasurer

FOSTER WHEELER INTERNATIONAL HOLDINGS, INC.

By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Treasurer

ENERGY HOLDINGS, INC.
EQUIPMENT CONSULTANTS, INC.
FOSTER WHEELER ASIA LIMITED
FOSTER WHEELER CAPITAL & FINANCE CORPORATION
FOSTER WHEELER CONSTRUCTORS, INC.
FOSTER WHEELER DEVELOPMENT CORPORATION
FOSTER WHEELER ENERGY MANUFACTURING, INC.
FOSTER WHEELER ENERGY SERVICES, INC.
FOSTER WHEELER ENVIRESPONSE, INC.
FOSTER WHEELER ENVIRONMENTAL CORPORATION
FOSTER WHEELER FACILITIES MANAGEMENT, INC.
FOSTER WHEELER INTERNATIONAL CORPORATION
FOSTER WHEELER POWER SYSTEMS, INC.
FOSTER WHEELER PYROPOWER, INC.
FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP.
FOSTER WHEELER REALTY SERVICES, INC.
FOSTER WHEELER VIRGIN ISLANDS, INC.
FOSTER WHEELER ZACK, INC.
FW MORTSHAL, INC.
FW TECHNOLOGIES HOLDING, LLC
HFM INTERNATIONAL, INC.
PGI HOLDINGS, INC.
PROCESS CONSULTANTS, INC.
PYROPOWER OPERATING SERVICES COMPANY, INC.
FWPI LTD.

By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Treasurer

FW EUROPEAN E & C LTD.
CONTINENTAL FINANCE COMPANY LTD.
FINANCIAL SERVICES S.A.R.L.
FOSTER WHEELER TRADING COMPANY, LTD.
PERRYVILLE SERVICE COMPANY LTD.
FW HUNGARY LICENSING LIMITED LIABILITY COMPANY
FW OVERSEAS OPERATIONS LIMITED
FW MANAGEMENT OPERATIONS, LTD.
MANOPS LIMITED
FOSTER WHEELER PETROLEUM SERVICES S.A.E.
FW ENERGIE B.V.
FOSTER WHEELER EUROPE LIMITED
F.W.-GESTAO E SERVICOS, S.A.
FOSTER WHEELER CANADIAN RESOURCES, LTD.
LA SOCIETE D’ENERGIE FOSTER WHEELER LTEE.
SINGLETON PROCESS SYSTEMS GmbH
HFM TRAY CANADA LTD.
FOSTER WHEELER INGENIEROS Y CONSTRUCTORES, S.A. de C.V.
FOSTER WHEELER AMERICA LATINA, LTDA.
P.E. CONSULTANTS, INC.
FOSTER WHEELER CARIBE CORPORATION, C.A.
FOSTER WHEELER AUSTRALIA PROPRIETARY LIMITED
FOSTER WHEELER CONTINENTAL B.V.
FOSTER WHEELER EUROPE B.V.
FOSTER WHEELER VIETNAM PRIVATE LTD.
FOSTER WHEELER ANDINA S.A.
FOSTER WHEELER (THAILAND) LIMITED

By:	/s/ Thierry Desmaris
Name: Thierry Desmaris
Title: Authorized Signatory

ENERGY HOLDINGS, INC.

By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Authorized Signatory

PGI HOLDINGS, INC.

By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Authorized Signatory

FOSTER WHEELER (MALAYSIA) Sdn. Bhd.

By:	/s/ Keith Batchelor
	Name:	Keith Batchelor
	Title:	Authorized Signatory

FOSTER WHEELER CONSTRUCTORES de MEXICO S. de R.L. de C.V.

By:	/s/ Paul Mannion
	Name:	Paul Mannion
	Title:	General Manager

PERRYVILLE III TRUST

By:		THE BANK OF NEW YORK, not in its individual capacity but solely in its capacity as the Owner Trustee of the Perryville III Trust

By:	/s/ Joseph Mate
	Name:	Joseph Mate
	Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ F.A. Zagar
	Name:	F.A. Zagar
	Title:	Managing Director

BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

By:	/s/ F.A. Zagar
	Name:	F.A. Zagar
	Title:	Managing Director

BANK OF AMERICA DISTRESSED TRADE

By:	/s/ F.A. Zagar
	Name:	F.A. Zagar
	Title:	Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ John Campbell
	Name:	John Campbell
	Title:	Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	/s/ Graham Goldsmith
	Name:	Graham Goldsmith
	Title:	President

MARINER LDC

By:	/s/ Charles Howe II
	Name:	Charles Howe II
	Title:	President

DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

BNP PARIBAS

By:	/s/ Barbara Eppolito
	Name:	Barbara Eppolito
	Title:	Vice-President

By:	/s/ Fletcher Duke
	Name:	Fletcher Duke
	Title:	Director

THE BAUPOST GROUP SECURITIES LLC

By:	/s/ Brian Spector
	Name:	Brian Spector
	Title:	Principal

SOCIETE GENERALE, NEW YORK BRANCH

By:
Name:
Title:

CITADEL WELLINGTON PARTNERS L.P.

By:	Citadel Limited Partnership, its General Partner
By:	GLB Partners, L.P., its General Partner
By:	Citadel Investment Group, L.L.C., its General Partner

By:	/s/ Levoyd E. Robinson
	Name:	Levoyd E. Robinson
	Title:	Managing Director

LIBERTYVIEW FUND LLC

By:
Name:
Title:

DIVERSIFIED INDUSTRIES LLC

By:	Special Value Absolute
Return Fund, LLC, its
Managing Member

By:	SVAR//MM, LLC, its
Managing Member

By:	Tennenbaum Capital Partners LLC,
its Managing Member

By:	Tennenbaum & Co., LLC,
its Managing Member

By:	/s/ Mark K. Holdsworth
	Name:	Mark K. Holdsworth
	Title:	Principal

QUADRANGLE MASTER FUND

By:	/s/ Andrew Herenstein
	Name:	Andrew Herenstein
	Title:	Member

MORGAN STANLEY SENIOR FUNDING INC.

By:	/s/ Dawn Digianno
	Name:	Dawn Digianno
	Title:	Vice President

THE COAST FUND LP

By:	/s/ Christopher Petitte
	Name:	Christopher Petitte
	Title:	Chief Financial Officer